PIMCO Funds:
                      Pacific Investment Management Series

                       Statement of Additional Information


         PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of twenty-four separate investment portfolios (the "Funds"): the PIMCO Money Market Fund; the PIMCO Short-Term Fund; the PIMCO Low Duration Fund; the PIMCO Low Duration Fund II; the PIMCO Low Duration Fund III; the PIMCO Moderate Duration Fund; the PIMCO High Yield Fund; the PIMCO Total Return Fund; the PIMCO Total Return Fund II; the PIMCO Total Return Fund III; the PIMCO Commercial Mortgage Securities Fund; the PIMCO Low Duration Mortgage Fund; the PIMCO Total Return Mortgage Fund; the PIMCO Long-Term U.S. Government Fund; the PIMCO Real Return Bond Fund; the PIMCO Foreign Bond Fund; the PIMCO Global Bond Fund; the PIMCO Global Bond Fund II; the PIMCO International Bond Fund; the PIMCO Emerging Markets Bond Fund; the PIMCO Emerging Markets Bond Fund II; the PIMCO StocksPLUS Fund; the PIMCO StocksPLUS Short Strategy Fund; and the PIMCO Strategic Balanced Fund. Shares of the PIMCO International Bond Fund and PIMCO Emerging Markets Bond Fund II are offered only to clients of PIMCO who maintain separately managed private accounts.

         The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

         This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. The Funds offer five classes of shares, offered through two Prospectuses. Class A, Class B, and Class C shares are offered through the "Retail Prospectus" and Institutional Class and Administrative Class shares are offered through the "Institutional Prospectus," each dated July 15, 1997 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number listed below.

         Institutional Prospectus:           Retail Prospectus:

         PIMCO Funds                         PIMCO Funds Distribution Company
         840 Newport Center Drive            2187 Atlantic Street
         Suite 360                           Stamford, Connecticut 06902
         Newport Beach, California 92660     Telephone:  (800) 426-0107
         Telephone: (800) 927-4648 (Current Shareholders)
                    (800) 800-0952 (New Accounts)


July 15, 1997

                                TABLE OF CONTENTS

                                                                     Page

INVESTMENT OBJECTIVES AND POLICIES.....................................1
         Borrowing.....................................................1
         Corporate Debt Securities.....................................2
         Participation on Creditors Committees.........................4
         Mortgage-Related and Other Asset-Backed Securities............4
         Foreign Securities............................................8
         Foreign Currency Transactions................................10
         Foreign Currency Exchange-Related Securities.................11
         Bank Obligations.............................................13
         Loan Participations..........................................14
         Short Sales..................................................15
         Derivative Instruments.......................................16
         Warrants to Purchase Securities..............................23
         Illiquid Securities..........................................23
         Social Investment Policies...................................24

INVESTMENT RESTRICTIONS...............................................24
         Fundamental Investment Restrictions..........................24
         Non-Fundamental Investment Restrictions......................26

MANAGEMENT OF THE TRUST...............................................29
         Trustees and Officers........................................29
         Compensation Table...........................................31
         Investment Adviser...........................................32
         Fund Administrator...........................................34

DISTRIBUTION OF TRUST SHARES..........................................37
         Distributor and Multi-Class Plan.............................37
         Contingent Deferred Sales Charge and Initial
           Sales Charge...............................................38
         Distribution and Servicing Plans for Class A, Class B and
           Class C Shares.............................................39
         Distribution and Administrative Services Plans for
           Administrative Class Shares................................44
         Purchases, Exchanges and Redemptions.........................45

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................47
         Investment Decisions.........................................47
         Brokerage and Research Services..............................47
         Portfolio Turnover...........................................48

NET ASSET VALUE.......................................................49

TAXATION..............................................................49
         Distributions................................................50
         Sales of Shares..............................................51
         Backup Withholding...........................................51
         Options, Futures and Forward Contracts,
           and Swap Agreements........................................51
         Short Sales..................................................52
         Passive Foreign Investment Companies.........................52
         Foreign Currency Transactions................................53
         Foreign Taxation.............................................53
         Original Issue Discount......................................54
         Other Taxation...............................................54

OTHER INFORMATION.....................................................55
         Capitalization...............................................55
         Performance Information......................................55
         Potential College Cost Table.................................61
         Voting Rights................................................64
         The Reorganization of the PIMCO Money Market
           and Total Return II Funds..................................86
         The Reorganization of the PIMCO Global Bond Fund II..........86
         Code of Ethics...............................................87
         Custodian, Transfer Agent and Dividend Disbursing Agent......87
         Independent Accountants......................................87
         Counsel......................................................88
         Registration Statement.......................................88
         Financial Statements.........................................88

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

Borrowing

         A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption request (not for leverage) or for extraordinary or emergency purposes.

         In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund
II) of a Fund's total assets.

         A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

         A Fund's obligations under a dollar roll agreement must be covered by liquid assets equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Corporate Debt Securities

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Corporation ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal
 . . . than in higher rated categories."

         Investments  in  securities  rated  below  investment  grade  that  are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

Participation on Creditors Committees

         A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities

         Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

         All Funds (except the PIMCO Low Duration II Fund and PIMCO Total Return Fund II ) may invest in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage, and Long-Term U.S. Government Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

         Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

         Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

         Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Each of the PIMCO Emerging Markets Bond Fund and PIMCO Emerging Markets Bond Fund II will consider an issuer to be economically tied to a country with an emerging securities market if (1) the issuer is organized under the laws of, or maintains its principal place of business in, the country, (2) its securities are principally traded in the country's securities markets, or (3) the issuer derived at least half of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or has at least half of its assets in that country.

Foreign Currency Transactions

         All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see "Derivative Instruments"), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

          Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund's net asset value per share.

         Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

         Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM ("CEWsSM") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

         Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLsSM") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         Performance indexed paper. Performance indexed paper ("PIPsSM") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

         Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         Each Fund (except the PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, High Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

         Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

         Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments.

         Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Short Sales

         Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

Derivative Instruments

         In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

         Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

         If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         To the extent that securities with maturities greater than one year are used to establish and maintain segregated accounts to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         Swap Agreements. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Warrants to Purchase Securities

         The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

         A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

Illiquid Securities

         The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Social Investment Policies

         The PIMCO Low Duration Fund III and PIMCO Total Return Fund III s will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:

         (1)(a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

             (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

         (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

         (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II, the International Bond Fund, the Emerging Markets Bond Fund or the Emerging Markets Bond Fund II.);

          (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

             (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

         (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "F".);

         (6) for the High Yield, Total Return III,  International and StocksPLUS
Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

             (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

         (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "G".);

         (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

             (b)for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

        (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

             (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Low Duration Mortgage, Total Return Mortgage, Long-Term U.S. Government, Foreign Bond, Global Bond, International, Emerging Markets Bond, Emerging Markets Bond II, StocksPLUS Short Strategy and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Non-Fundamental Investment Restrictions

         Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

         (A) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

              (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described above), and (e) IO/PO Strips (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, the Fund will invest no more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper);

         (B) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, StocksPLUS Short Strategy and Strategic Balanced Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

              (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

         (C) invest more than 5% (10% in the case of the PIMCO Low Duration Mortgage and Total Return Mortgage Funds) of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

         (D) borrow money (excluding uncovered dollar rolls, reverse repurchase agreements, sale-buybacks, and economically similar transactions, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

         (E) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

         (F) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

         (G) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

         (H) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

         In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

         To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

         The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

         Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

         The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):

                                     Position with                    Principal Occupation(s)
Name, Address and Age                  the Trust                    During the Past Five Years

Brent R. Harris*                     Chairman of the Board and      Managing  Director,   PIMCO;   Director,   Harris
Age 37                               Trustee                        Holdings;  Director, Harris Oil Company; Chairman
                                                                    and   Director,    PIMCO   Commercial    Mortgage
                                                                    Securities  Trust,   Inc.   Formerly   Principal,
                                                                    Senior  Vice  President  and  Vice  President  of
                                                                    PIMCO.


Guilford C. Babcock                  Trustee                        Associate  Professor  of Finance,  University  of
1575 Circle Drive                                                   Southern California;  Director,  PIMCO Commercial
San Marino, California                                              Mortgage Securities Trust, Inc.; Director,  AMCAP
91108                                                               Fund  and  Fundamental   Investors  Fund  of  the
Age 66                                                              Capital  Group;   Director,   Good  Hope  Medical
                                                                    Foundation.


Vern O. Curtis                       Trustee                        Private  Investor;  Director  of 16  Real  Estate
14158 N.W. Bronson Creek Drive                                      Investment    Trusts   affiliated   with   Public
Portland, Oregon                                                    Storage,   Inc.;   Director,   PIMCO   Commercial
97229                                                               Mortgage    Securities   Trust,   Inc.   Formerly
Age 63                                                              Charitable  Work,  The Church of Jesus  Christ of
                                                                    Latter Day Saints.





                                     Position with                    Principal Occupation(s)
Name, Address and Age                  the Trust                    During the Past Five Years

Thomas P. Kemp                       Trustee                        Co-Chairman,  U.S.  Committee  to Assist  Russian
1141 Marine Drive                                                   Reform;    Director,   Union   Financial   Corp.;
Laguna Beach, California                                            Director,  PIMCO Commercial  Mortgage  Securities
92651                                                               Trust,  Inc.  Formerly Senior  Consultant,  World
Age 66                                                              Cup 1994 Organizing  Committee;  Chairman and CEO
                                                                    of Coca Cola Bottling Company of L.A.


William J. Popejoy                   Trustee                        Chairman,  Western Vinyl Manufacturing;  Partner,
600 North 10th Street                                               Butler Popejoy Group; Director,  PIMCO Commercial
Sacramento, California                                              Mortgage  Securities  Trust,  Inc. Formerly Chief
95814                                                               Executive  Officer,  Orange  County,  California;
Age 59                                                              Principal, Castine Partners.


R. Wesley Burns                      President                      Executive Vice  President,  PIMCO.  Formerly Vice
Age 37                                                              President, PIMCO.


William H. Gross                     Senior Vice President          Managing Director, PIMCO.
Age 53


Margaret Isberg                      Senior Vice President          Executive Vice President, PIMCO.
Age 40

Leland T. Scholey                    Senior Vice President          Senior  Vice  President,   PIMCO.  Formerly  Vice
Age 44                                                              President, PIMCO.

Michael G. Dow                       Vice President                 Account  Manager,  PIMCO.  Formerly  Fixed Income
Age 33                                                              Specialist,    Salomon   Brothers,   Inc.;   Vice
                                                                    President   Operations,    Citibank   NA   Global
                                                                    Consumer Banking Group.

U. Teri Frisch                       Vice President                 Account Manager, PIMCO.
Age 43

Raymond C. Hayes                     Vice President                 Account  Manager,   PIMCO.   Formerly   Marketing
Age 52                                                              Director,   Pacific  Financial  Asset  Management
                                                                    Corporation.

Dean S. Meiling                      Vice President                 Managing Director, PIMCO.
Age 48


James F. Muzzy                       Vice President                 Managing Director, PIMCO.
Age 58

                                     Position with                    Principal Occupation(s)
Name, Address and Age                  the Trust                    During the Past Five Years

Douglas J. Ongaro                    Vice President                 Account   Manager,   PIMCO.   Formerly   Regional
Age 36                                                              Marketing Manager, Charles Schwab & Co., Inc.

Jeffrey M. Sargent                   Vice President                 Vice  President  and Manager of Fund  Shareholder
Age 34                                                              Servicing,  PIMCO.  Formerly Project  Specialist,
                                                                    PIMCO.
William S. Thompson, Jr.             Vice President                 Chief  Executive  Officer and Managing  Director,
Age 51                                                              PIMCO.   Formerly  Managing   Director,   Salomon
                                                                    Brothers, Inc.

Kristen M. Wilsey                    Vice President                 Vice   President,    PIMCO.    Formerly   Account
Age 37                                                              Manager,    PIMCO;   Vice   President,    Pacific
                                                                    Financial Asset Management Corporation.

John P. Hardaway                     Treasurer                      Vice  President  and Manager of Fund  Operations,
Age 40                                                              PIMCO.

Garlin G. Flynn                      Secretary                      Senior  Fund   Administrator,   PIMCO.   Formerly
Age 51                                                              Senior  Mutual  Fund  Analyst,   PIMCO   Advisors
                                                                    Institutional   Services;   Senior   Mutual  Fund
                                                                    Analyst,   Pacific   Financial  Asset  Management
                                                                    Corporation.

Joseph D. Hattesohl                  Assistant Treasurer            Manager  of  Fund   Taxation,   PIMCO.   Formerly
Age 34                                                              Director of Financial Reporting,  Carl I. Brown &
                                                                    Co.; Tax Manager, Price Waterhouse LLP.

Michael J. Willemsen                 Assistant Secretary            Project   Lead,   PIMCO.   Formerly   Shareholder
Age 37                                                              Services Specialist, PIMCO.

_______________________

          *Mr. Harris is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.


Compensation Table

         The following table sets forth information regarding compensation received by the Trustees for the year ended March 31, 1997.

                                      Aggregate      Total Compensation from
                                    Compensation      Trust and Fund Complex
         Name and Position          from Trust(1)      Paid to Trustees(2)

         Guilford C. Babcock          $30,000                $40,000
         Trustee

         Vern O. Curtis               $30,000                $40,000
         Trustee

         Thomas P. Kemp               $30,000                $40,000
         Trustee

         William J. Popejoy           $30,000                $40,000
         Trustee

______________________

          (1) Each Trustee, other than those affiliated with the Adviser or its affiliates, received an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended. For the fiscal year ended March 31, 1997, the unaffiliated Trustees as a group received compensation in the amount of $120,000. Effective May 1, 1997, each Trustee, other than those affiliated with the Adviser or its affiliates, receives an annual retainer of $45,000 plus $3,000 for each Board of Trustees meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Trustee serving as a Committee Chair, other than those affiliated with the Adviser or its affiliates, receives an additional annual retainer of $1,500.

          (2) Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company. For their services, the Directors who are unaffiliated with the Adviser or its affiliates received an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended. For the fiscal year ended December 31, 1996, the unaffiliated Directors as a group received compensation in the amount of $40,000. Effective May 1, 1997, each Director, other than those affiliated with the Adviser or its affiliates, receives $500 for each Board of Directors meeting attended telephonically, and a Director serving as a Committee Chair receives an annual retainer of $500.

Investment Adviser

         PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific
Mutual"), and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors.

         PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

         Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the
Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on November 22, 1994, as supplemented at meetings held on October 1, 1995, November 21, 1995, February 27, 1996, November 19, 1996, January 14, 1997, and May 27, 1997, was last approved by the Trustees on August 27, 1996 and by shareholders of all then-operational Funds on October 17, 1994.

         The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

         The current Advisory Contract was executed in connection with the consolidation of PIMCO, Pacific Investment Administrative Services Company ("PIASCo"), Thomson Advisory Group L.P. and certain other affiliated entities (the "Consolidation"). Prior to the Consolidation, and since the inception of each of the Funds, PIMCO had served as investment adviser to the Funds, pursuant to an advisory contract, last approved by the Trustees on April 14, 1993, and by shareholders of the then-operational Funds on August 21, 1992 (the "Prior Advisory Contract"). The terms and conditions of the Advisory Contract are identical in all material respects to the Prior Advisory Contract, with the exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

         The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                   Advisory
Fund                                                               Fee Rate

Money  Market  Fund . .  . . . . . . . . . . . . . . . . . . . .      0.15%
Commercial Mortgage Securities, StocksPLUS, StocksPLUS
  Short Strategy, and  Strategic  Balanced  Funds . .  . . . . .      0.40%
Emerging Markets Bond Fund and Emerging Markets Bond Fund II . .      0.45%
All  other  Funds. . . . . . . . . . . . . . . . . . . . . . . .      0.25%

         For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                   Year Ended     Year Ended      Year Ended
Fund                                 3/31/97       3/31/96         3/31/95

Money Market Fund*                 $   67,626     $   10,118     $       N/A
Short-Term Fund                       311,485        249,319         383,063
Low Duration Fund                    6,877,132     6,267,607       5,756,981
Low Duration Fund II                   685,047       575,730         461,261
Low Duration Fund III                    6,114           N/A             N/A
Moderate Duration Fund                   6,525           N/A             N/A
High Yield Fund                      1,983,580     1,186,819         830,832
Total Return Fund                   29,232,090    22,775,075      15,223,950
Total Return Fund II*                1,171,011       486,935             N/A
Total Return Fund III                  423,216       327,029         258,080
Long-Term U.S. Government Fund          64,058       101,042          91,533
Real Return Bond Fund                    2,453           N/A             N/A
Foreign Bond Fund                      541,283       640,157         921,902
Global Bond Fund                       423,547       264,783         177,065
Global Bond Fund II**                   41,683           N/A             N/A
International Bond Fund              2,810,494     4,937,820       1,142,716
StocksPLUS Fund                        779,413       324,388         109,177
Strategic Balanced Fund                 31,660           N/A             N/A

--------------------
         *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $14,500. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate advisory fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

         **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

         In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1997, 1996, and 1995, in the following amounts:

                                 Year Ended    Year Ended       Year Ended
Fund                               3/31/97       3/31/96          3/31/95

Short-Term Fund                       $0      $   10,244       $   8,045
High Yield Fund                        0               0        (42,986)
Low Duration Fund II                   0               0        (16,480)
Total Return Fund III                  0           1,775           (633)
Long-Term U.S. Government Fund         0          13,554          23,964
Global Bond Fund                       0        (17,114)        (34,409)
StocksPLUS Fund                        0          26,176          53,148


Fund Administrator

         PIMCO  also  serves  as  Administrator  to  the  Funds  pursuant  to an administration agreement dated January 14, 1997 (the "Administration Agreement"). PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                           Administrative Fee Rate

                                                     Institutional and                Class A,
Fund                                                Administrative Class              B and C
----                                                --------------------              -------
Money Market Fund and Short-Term Fund                      0.20%                       0.35%
Moderate Duration Fund                                     0.20%                       0.40%
Low Duration Fund and Total Return Fund                    0.18%                       0.40%
Global Bond Fund and Global Bond Fund II                   0.30%                       0.45%
Foreign Bond Fund and International Bond Fund              0.25%                       0.45%
Emerging Markets Bond Fund and Emerging Markets
   Bond Fund II                                            0.40%                       0.55%
All other Funds                                            0.25%                       0.40%

         Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

         Class-specific expenses include distribution and service fees payable with respect to different classes of shares and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

         With respect to the Institutional and Administrative Class shares of each Fund, except the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the agreement, it may be terminated by PIMCO, also on 60 days' written notice. Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees.

         With respect to the Class A, Class B and Class C shares of the PIMCO High Yield, Total Return, Low Duration and Money Market Funds, or with respect to any class of shares of the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one year period commencing with the effectiveness of the amendment making the Administration Agreement effective with respect to such Funds or Classes, the Agreement may be terminated by PIMCO on 60 days' written notice. With respect to the Class A, Class B and Class C shares of each Fund other than those listed above, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding securities of the Trust, or Class as applicable, at any time on 60 days' written notice, or by PIMCO on 60 days' written notice.

         The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 27, 1996. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Prior to August 27, 1996, administrative services were provided pursuant to predecessor administrative services contracts.

         A previous Administrative Services Contract ("Prior Contact") between the Trust and PIASCo was initially approved by the Trustees at a meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987). The Prior Contract was last approved by the Board of Trustees on February 23, 1993. PIASCo was a wholly owned subsidiary of the predecessor of PIMCO. In connection with the Consolidation, PIMCO assumed the duties of PIASCo as Administrator to the Funds. The terms and conditions of the Administrative Services Contract are substantially identical in all material respects to those of the Prior Contract, with the primary exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

         For the fiscal years ended March 31, 1997, 1996, and 1995, the aggregate amount of the administration fees paid by each operational Fund was as follows:

                                 Year Ended         Year Ended       Year Ended
Fund                               3/31/97            3/31/96          3/31/95

Money Market Fund*             $    117,570    $       13,462   $          N/A
Short-Term Fund                     249,655           137,477          129,554
Low Duration Fund                 5,005,045         3,520,078        2,272,874
Low Duration Fund II                685,047           391,248          154,668
Low Duration Fund III                 6,114               N/A              N/A
Moderate Duration Fund                5,220               N/A              N/A
High Yield Fund                   2,071,177           842,032          302,332
Total Return Fund                21,266,359        13,084,413        6,059,785
Total Return Fund II*             1,171,011           486,935              N/A
Total Return Fund III               423,216           217,584           86,027
Long-Term U.S. Government Fund       64,374            65,155           30,511
Real Return Bond Fund                 2,503               N/A              N/A
Foreign Bond Fund                   540,519           428,175          324,043
Global Bond Fund                    508,256           208,234           57,732
Global Bond Fund II**                14,646               N/A              N/A
International Bond Fund           2,810,494         3,800,674          440,899
StocksPLUS Fund                     491,519           149,888           24,261
Strategic Balanced Fund              19,788               N/A              N/A

--------------------
         *The PIMCO Money Market Fund, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $24,166. The PIMCO Total Return Fund II, for the fiscal year ended October 31, 1995, paid aggregate administration fees in the amount of $1,009,081. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

         **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

         In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1997, 1996, and 1995, in the following amounts:

                                Year Ended        Year Ended        Year Ended
Fund                              3/31/97           3/31/96           3/31/95

Short-Term Fund                      $0         $    2,923       $     2,295
Low Duration Fund II                  0                  0            (4,703)
High Yield Fund                       0                  0           (12,266)
Total Return Fund III                 0                507              (181)
Long-Term U.S. Government Fund        0              3,867             6,838
Global Bond Fund                      0             (4,884)            (9,818)
StocksPLUS Fund                       0              7,469             15,165



                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

         PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

         The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

         Prior to the Consolidation, Pacific Equities Network ("PEN"), an indirect subsidiary of Pacific Mutual, served as the Trust's Distributor, pursuant to a contract approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987) (the "Prior Distribution Contract"). The Prior Distribution Contract was last approved by the Board of Trustees on February 23, 1993 and by shareholders of the Trust on November 1, 1988.

         The Trust offers five classes of shares: Class A, Class B, Class C, the Institutional Class and the Administrative Class. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to shareholders of that class.)

         The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

         As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

         For the fiscal year ended March 31, 1997, the Distributor received an aggregate of $670, $85,380 and $44,409 in contingent deferred sales charges on redemptions of Class A, Class B and Class C shares, respectively, of which the indicated amounts were attributable to the following Funds:

Fund                        Class A           Class B          Class C

Money Market Fund            $    0          $  3,242         $  8,900
Low Duration Fund                 0            14,025            5,158
High Yield Fund                   0            14,746            5,318
Total Return Fund               670            36,901           24,796
Global Bond Fund II               0               429              160
StocksPLUS Fund                   0            16,037               77

         For the fiscal year ended September 30, 1996, the Distributor received $0, $1,946 and $2,704 in contingent deferred sales charges on Class A, Class B and Class C shares, respectively, of the Global Bond Fund II while the Fund was a series of PIMCO Advisors Funds ("PAF"). See "The Reorganization of the PIMCO Global Bond Fund II."

         In certain cases described in the Retail Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived,
(ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

         As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements -- Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal year ended March 31, 1997, the Distributor received an aggregate of $389,133, and retained $45,871, in initial sales charges on Class A shares, of which the indicated amounts were attributable to the following Funds:

                                                            Amount Retained
Fund                                      Sales Charges     by Distributor

Short-Term Fund                           $     12,016      $     2,622
Low Duration Fund                               24,796            3,653
High Yield Fund                                 66,992            9,075
Total Return Fund                              174,602           13,299
Long-Term U.S. Government Fund                   9,494            1,284
Foreign Bond Fund                               16,091            1,913
Global Bond Fund II                             11,774            1,520
StocksPLUS Fund                                 73,368           12,505

For the fiscal year ended September 30, 1996, the Distributor received $48,106, and retained $9,896, in initial sales charges paid by shareholders of the Class A shares of the Global Bond Fund II while the Fund was a series of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

         As stated in the text of the Retail Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

         Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Retail Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Retail Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

         Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees (disinterested Trustees) who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the disinterested Trustees defined above cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

         The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees defined above and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

         If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

         From time to time, expenses of principal underwriters incurred in connection with the sale of shares of the Funds and in connection with the servicing of shareholders of the Funds and the maintenance of shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. As of March 31, 1997, such expenses were approximately $430,000 in excess of payments under the Funds' Class A Distribution and Servicing Plan and $1,192,000 in excess of payments under the Funds' Class B Distribution and Servicing Plan. Expenses did not exceed payments under the Funds' Class C Distribution and Servicing Plan. The surplus or deficit of payments relative to expenses under the Retail Plans for this period was as follows for the indicated
Funds:

Fund                                  Class A          Class B       Class C

Money Market Fund                   $ (48,000)       $   7,000     $ (11,000)
Short-Term Fund                        (1,000)          (1,000)       (6,000)
Low Duration Fund                      (66,000)        (60,000)       (1,000)
High Yield Fund                        (25,000)       (416,000)       53,000
Total Return Fund                     (297,000)       (352,000)      231,000
Long-Term U.S. Government Fund           1,000         (19,000)       (2,000)
Real Return Fund                             0         (17,000)       (1,000)
Foreign Bond Fund                        2,000         (45,000)      (13,000)
Global Bond Fund II                      1,000          (9,000)       (2,000)
StocksPLUS Fund                          3,000        (280,000)      (38,000)

         For the fiscal year ended March 31, 1997, the Trust paid the Distributor an aggregate of $108,294, $293,036 and $1,219,775 pursuant to the Distribution and Servicing Plans for Class A, Class B and Class C shares, respectively, of which the indicated amounts were attributable to the following
Funds:

Fund                                  Class A          Class B       Class C

Money Market Fund                     $  5,447       $    4,084     $  12,352
Short-Term Fund                            530              156           462
Low Duration Fund                       27,514            9,853        92,491
High Yield Fund                         15,347          110,003       412,589
Total Return Fund                       47,488          140,575       666,085
Long-Term U.S. Government Fund             396              361           163
Real Return Bond Fund                        0              256            79
Foreign Bond Fund                          127            1,129         1,520
Global Bond Fund II                      9,836           18,506        23,021
StocksPLUS Fund                          1,609            8,113        11,013

         During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares and the front-end sales charge imposed on Class A shares were used as follows: (A) sales commissions and other compensation to sales personnel, $166,800; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $325,560. These amounts are attributable to the following Funds, as indicated:

Fund                                         A                     B

Money Market Fund                         $  5,040              $ 42,840
Short-Term Fund                              1,000                 1,000
Low Duration Fund                           28,560                47,880
High Yield Fund                             15,960                30,240
Total Return Fund                          112,560               198,240
Long-Term U.S. Government Fund                   0                     0
Real Return Bond Fund                            0                     0
Foreign Bond Fund                                0                     0
Global Bond Fund II                          1,680                 3,360
StocksPLUS Fund                              2,000                 2,000

         During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares and the contingent deferred sales charge imposed on Class B shares were used as follows:
(A) sales commissions and other compensation to sales personnel, $1,264,960; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $154,520. These amounts are attributable to the following Funds, as indicated:

Fund                                           A                     B

Money Market Fund                         $      840            $        0
Short-Term Fund                                1,000                     0
Low Duration Fund                             60,480                13,440
High Yield Fund                              403,200                74,760
Total Return Fund                            420,000                60,480
Long-Term U.S. Government Fund                19,000                     0
Real Return Bond Fund                         17,000                     0
Foreign Bond Fund                             46,000                 1,000
Global Bond Fund II                           13,440                   840
StocksPLUS Fund                              284,000                 4,000

         During the fiscal year ended March 31, 1997, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares and the contingent deferred sales charge imposed on Class C shares were used as follows:
(A) sales commissions and other compensation to sales personnel, $944,120; (B) preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $200,720. These amounts are attributable to the following Funds, as indicated:

Fund                                         A                     B

Money Market Fund                         $ 10,080              $ 21,000
Short-Term Fund                              6,000                     0
Low Duration Fund                           84,840                19,320
High Yield Fund                            308,280                83,160
Total Return Fund                          464,520                68,040
Long-Term U.S. Government Fund               2,000                     0
Real Return Bond Fund                        1,000                     0
Foreign Bond Fund                           14,000                 1,000
Global Bond Fund II                          8,400                 4,200
StocksPLUS Fund                             45,000                 4,000

         For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,567,984, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $11,772.

         The remainder of the total payments made under the PAF Class A Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

         During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class A Plan and the front-end sales charge imposed on Class A shares were used as follows: commissions and other compensation to dealers, $1,786,000; preparing, printing and distributing materials to shareholders, and other expenses (including data processing, legal and operations), $2,483,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class A shares at September 30, 1996, would have been as follows: compensation -- $17,000; sales material and other expenses -- $24,000; total -- $41,000.

         For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $2,107,430, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan") which is similar to the Class B Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $16,642.

         The remainder of the total payments made under the PAF Class B Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

         During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class B Plan and the contingent deferred sales charge imposed on Class B shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $8,961,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,003,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class B shares at September 30, 1996, would have been as follows: compensation -- $101,000; sales material and other expenses -- $23,000; total -- $124,000.

         For the fiscal year ended September 30, 1996, PAF paid the Distributor $42,194,641, pursuant to a similar Distribution and Servicing Plan (the "PAF Class C Plan") applicable to the Class C shares of PAF, of which $18,448 was allocated to the Global Bond Fund II (which was formerly a PAF Fund which reorganized as a series of the Trust on January 17, 1997).

         The remainder of the total payments made under the PAF Class C Plan for that fiscal year was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

         During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class C Plan and the contingent deferred sales charge imposed on Class C shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $32,453,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,605,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class C shares at September 30, 1996, would have been as follows: compensation -- $24,000; sales material and other expenses -- $6,000; total -- $30,000.

         During the fiscal year ended September 30, 1996, unreimbursed expenses of PAF's principal underwriter under the PAF Class C Plan were reduced from $4,191,000 to $2,822,000.

         The Trustees believe that the Distribution and Servicing Plans will provide benefits to the Trust. The Trustees believe that the Class A, Class B and Class C Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Distribution and Administrative Services Plans for Administrative Class Shares

         The Trust has adopted an Administrative Services Plan and a Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Administrative Class shares or administration of plans or programs that use Administrative Class of the Funds shares as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Administrative Class Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

         Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

         The  same  entity  may  be  the   recipient  of  fees  under  both  the
Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

         Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

         Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class. The Administrative Plans were approved by the Trustees, including the disinterested Trustees, at a meeting held on August 27, 1996.

         Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

         Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

         For the fiscal year ended March 31, 1997, the Administrative Class shares of the PIMCO Money Market, Short-Term, Low Duration, High Yield, Total Return, Total Return II, Foreign Bond, Global Bond and StocksPLUS Funds paid aggregate fees under the Distribution Plan to qualified service providers in the amount of $27, $9,666, $1,244, $12,013, $341,418, $11,142, $13, $328 and $348,
respectively. All of these amounts constituted "service fees" under applicable NASD rules.

Purchases, Exchanges and Redemptions

         Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Retail Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

         Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

         Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

         Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

         Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

         As described in the Retail Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust (except the PIMCO International Fund and the PIMCO Emerging Markets Bond Fund II, each of which is only available to private account clients of PIMCO) or any series of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

         Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

         The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

         The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

         Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares, and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

         Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover


         The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

         The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                 NET ASSET VALUE

         As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Retail Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

         The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

                                    TAXATION

         The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

         Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

         As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

         Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

         A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

         Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

         A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

         Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

         Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Moreover, the 30% limit on gains from the disposition of securities held less than three months may limit the extent to which a Fund will be able to engage in short sales.

Passive Foreign Investment Companies

         Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

         Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Foreign Bond, Global Bond, Global Bond II, International Bond, Emerging Markets Bond or Emerging Markets Bond II Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

         Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income

         Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

         Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                OTHER INFORMATION

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

         Expenses incurred by the Trust in connection with its organization and the public offering of its shares were deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

Performance Information

         The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

         Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                  Effective Yield = [(Base Period Return +1)365/7] - 1


         The yield of the PIMCO Money Market Fund for the seven day period ended March 31, 1997 was as follows: Institutional Class - 5.16%, Administrative Class
- 4.92%, Class A - 4.79%, Class B - 4.12% and Class C - 4.87%. The effective yield of the PIMCO Money Market Fund for the seven day period ended March 31, 1997 was as follows: Institutional Class - 5.29%, Administrative Class - 5.04%, Class A - 4.90%, Class B - 4.20% and Class C - 4.99%.

         Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)6-1]
                                 cd

         where    a = dividends and interest earned during the period,

                  b = expenses accrued for the period (net of reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.

         For the one month period ended March 31, 1997, the yield of the Funds was as follows (all numbers are annualized):


                                              Yield for Period
                                          Ended March 31, 1997

                            Institutional        Administrative
Fund                             Class               Class               A          B       C


Money Market Fund                 5.18%               4.95%            4.88%     4.03%     4.93%
Short-Term Fund                   5.79%               5.48%            5.25%     4.57%     4.96%
Low Duration Fund                 6.13%               5.88%            5.66%     4.89%     5.15%
Low Duration Fund II              5.91%                 N/A              N/A       N/A       N/A
Low Duration Fund III             6.13%                 N/A              N/A       N/A       N/A
Moderate Duration Fund            6.56%                 N/A              N/A       N/A       N/A
High Yield                        7.68%               7.44%            7.26%     6.50%     6.50%
Total Return Fund                 6.34%               6.08%            5.86%     5.08%     5.09%
Total Return Fund II              6.05%               5.79%              N/A       N/A       N/A
Total Return Fund III             6.12%                 N/A              N/A       N/A       N/A
Long-Term U.S. Govt.              6.82%                 N/A            6.35%     5.55%     5.51%
Real Return Bond Fund             4.60%                 N/A            4.86%     3.13%     3.10%
Foreign Bond Fund                 5.19%               4.93%            4.60%     3.85%     3.89%
Global Bond Fund                  5.32%               5.08%              N/A       N/A       N/A
Global Bond Fund II                 N/A                 N/A            4.66%     4.12%     4.12%
International Bond Fund           5.54%                 N/A              N/A       N/A       N/A
StocksPLUS Fund                   5.89%               5.62%            5.77%     4.97%     5.04%
Strategic Balanced Fund           5.87%                 N/A              N/A       N/A       N/A

         Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

         The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended March 31, 1997. As noted below, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administration fee charges associated with Class A, Class B, and Class C shares. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of the higher expenses, compounded over the relevant period.

                  Total Return for Periods Ended March 31, 1997

                                                                                Since
                                                                              Inception       Inception        Inception
                                                                               of Fund         Date of          Date of
    Fund                      Class             1 Year         5 Years      (Annual-ized)       Fund            Class

Money Market              Institutional          5.19%          4.35%          4.51%          01/25/95          01/25/95
                          Administrative         4.94%          4.24%          4.42%                            03/01/96
                          Class A                5.14%          4.34%          4.51%                            01/17/97
                          Class B                0.04%          3.96%          4.48%                            01/17/97
                          Class C                4.15%          4.34%          4.51%                            01/17/97


Short-Term                Institutional           7.12%         5.52%          6.56%          10/07/87          10/07/87
                          Administrative          6.86%         5.44%          6.51%                            02/01/96
                          Class A                 4.88%         5.07%          6.32%                            01/17/97
                          Class B                 1.93%         5.16%          6.54%                            01/17/97
                          Class C                 5.98%         5.49%          6.55%                            01/17/97


Low Duration              Institutional           6.97%         6.81%          8.22%          05/11/87          05/11/87
                          Administrative          6.71%         6.69%          8.15%                            01/03/95
                          Class A                 3.67%         6.14%          7.88%                            01/17/97
                          Class B                 1.70%         6.44%          8.19%                            01/17/97
                          Class C                 5.78%         6.77%          8.20%                            01/17/97


Low Duration II           Institutional           6.33%         6.09%          6.21%          11/01/91          11/01/91

Low Duration III          Institutional             N/A           N/A         0.58%*          12/31/96          12/31/96


Moderate Duration         Institutional             N/A           N/A         -0.25%*         12/31/96          12/31/96

High Yield                Institutional          12.04%           N/A         12.58%          12/15/92          12/15/92
                          Administrative         11.76%                       12.47%                            01/16/95
                          Class A                 6.92%                       11.36%                            01/17/97
                          Class B                 6.74%                       12.19%                            01/17/97
                          Class C                10.77%                       12.51%                            01/17/97

Total Return              Institutional           6.60%         8.28%          9.54%          05/11/87          05/11/87
                          Administrative          6.34%         8.17%          9.49%                            09/08/94
                          Class A                 1.70%         7.27%          9.03%                            01/17/97
                          Class B                 1.37%         7.94%          9.53%                            01/17/97
                          Class C                 5.36%         8.23%          9.53%                            01/17/97

Total Return II           Institutional           6.15%         8.15%          7.51%          12/30/91          12/30/91
                          Administrative          5.88%         8.02%          7.39%                            11/30/94

Total Return III          Institutional           6.76%         8.31%          9.11%          07/01/91          07/01/91

Long-Term U.S.            Institutional           4.48%        10.22%         11.51%          07/01/91          07/01/91
Government                Class A                -0.28%         9.21%         10.63%                            01/17/97
                          Class B                -0.66%         9.90%         11.38%                            01/17/97
                          Class C                 3.33%        10.20%         11.50%                            01/17/97

Real Return Bond          Institutional             N/A           N/A          0.09%*         01/29/97          01/29/97
                          Class A                                             -2.91%*                           01/29/97
                          Class B                                             -5.10%*                           01/29/97
                          Class C                                             -1.12%*                           01/29/97

Foreign Bond              Institutional          17.69%           N/A         11.35%          12/02/92          12/02/92
                          Administrative         17.65%                       11.34%                            01/28/97
                          Class A                12.28%                       10.15%                            01/17/97
                          Class B                12.42%                       10.97%                            01/17/97
                          Class C                16.45%                       11.30%                            01/17/97

Global Bond               Institutional           6.78%           N/A          8.66%          11/23/93          11/23/93
                          Administrative          6.65%                        8.62%                            08/01/96

Global Bond II            Class A                 7.45%           N/A          9.68%          10/01/95          10/01/95
                          Class B                 6.69%                        9.99%                            10/01/95
                          Class C                10.69%                       12.52%                            10/01/95

International             Institutional          15.86%         9.18%         9.16%           12/13/89          12/13/89
Bond

StocksPLUS                Institutional          19.44%           N/A         19.22%          05/13/93          05/13/93
                          Administrative         19.40%                       19.20%                            01/17/97
                          Class A                15.84%                       18.29%                            01/17/97
                          Class B                14.15%                       18.68%                            01/17/97
                          Class C                18.27%                       19.18%                            01/17/97

Strategic Balanced        Institutional             N/A           N/A         11.83%*         06/28/96          06/28/96

*  unannualized

         Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

                  DIVIDEND YIELD = (((a/b)*365)/c)

         where    a =      actual dividends distributed for the calendar month
                           in question,

                  b = number of days of dividend declaration in the month in question, and

                  c = net asset value (NAV) calculated on the last business day of the month in question.

         The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

         For the month ended March 31, 1997, the current distribution rates (annualized) for the Funds were as follows:

                                                                   Distribution Rate

                                            Institutional         Administrative
Fund                                             Class                  Class                 A         B        C


Money Market Fund                                 5.07%                  4.83%              4.80%     3.98%     4.82%
Short-Term Fund                                   6.03%                  5.77%              5.52%     5.37%     5.43%
Low Duration Fund                                 6.23%                  5.98%              5.77%     5.02%     5.26%
Low Duration Fund II                              4.81%                    N/A                N/A       N/A       N/A
Low Duration Fund III                             6.18%                    N/A                N/A       N/A       N/A
Moderate Duration Fund                            6.97%                    N/A                N/A       N/A       N/A
High Yield Fund                                   9.30%                  9.05%              8.91%     8.14%     8.14%
Total Return Fund                                 6.57%                  6.33%              6.15%     5.40%     5.37%
Total Return Fund II                              6.27%                  6.01%                N/A       N/A       N/A
Total Return Fund III                             6.20%                    N/A                N/A       N/A       N/A
Long-Term U.S. Government Fund                    6.61%                    N/A              6.18%     5.54%     5.35%
Real Return Bond Fund                             5.02%                    N/A              5.53%     3.52%     3.27%
Foreign Bond Fund                                 3.42%                  3.17%              2.86%     2.11%     2.15%
Global Bond Fund                                  3.85%                  3.60%                N/A       N/A       N/A
Global Bond Fund II                                 N/A                    N/A              3.20%     2.45%     2.45%
International Bond Fund                             N/A                    N/A                N/A       N/A       N/A
StocksPLUS Fund                                     N/A                    N/A                N/A       N/A       N/A
Strategic Balanced Fund                             N/A                    N/A                N/A       N/A       N/A


         Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1996. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.

                         Top Foreign
         Year            Performer                     U.S.

         1986             +13.1%    Japan              +15.7%
         1987             +12.8     UK                  +1.9
         1988             +15.0     France              +7.0
         1989             +10.0     Canada             +14.4
         1990             +11.0     Australia           +8.6
         1991             +20.0     Australia          +15.3
         1992             +10.5     UK                  +7.2
         1993             +20.0     Italy              +11.0
         1994              -0.9     Japan               -3.4
         1995             +21.0     Netherlands        +18.3
         1996             +18.8     Spain               +2.7

         Source: Salomon Brothers World Government Bond Index 1985-1996.

         The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1996/1997 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

Potential College Cost Table

Start       Public         Private        Start        Public         Private
Year        College        College        Year         College        College

                                          2004         $68,793        $145,165
1997        $42,840        $90,401        2005         $73,609        $153,038
1998        $45,839        $96,729        2006         $78,761        $166,200
1999        $49,048        $103,500       2007         $84,275        $177,834
2000        $52,482        $110,745       2008         $90,174        $190,283
2001        $56,156        $118,497       2009         $96,486        $203,603
2002        $60,087        $126,792       2010         $103,240       $217,855
2003        $64,293        $135,668       2011         $110,466       $233,105
                                                       $118,199       $249,422

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

         In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1972 to 1996 was:

          *Stocks:    12.5%
           Bonds:      9.2%
           T-Bills:    7.0%
           Inflation:  5.6%

         *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

         The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1972-1996, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1972 through 1996 is set forth in the following table.
                                                                   MIXED
YEAR       STOCKS         BONDS      T-BILLS      INFLATION      PORTFOLIO
----      -------         -----      -------     ----------      ---------
1972         18.98%        7.26%        3.84%          3.41%        11.26%
1973        -14.66%        1.14%        6.93%          8.80%        -4.02%
1974        -26.47%       -3.06%        8.00%         12.26%       -10.21%
1975         37.20%       14.64%        5.80%          7.01%        21.90%
1976         23.84%       18.65%        5.08%          4.81%        18.01%
1977         -7.18%        1.71%        5.12%          6.77%        -1.17%
1978          6.56%       -0.07%        7.18%          9.03%         4.03%
1979         18.44%       -4.18%       10.38%         13.31%         7.78%
1980         32.42%        2.61%       11.24%         12.40%        14.17%
1981         -4.91%       -0.96%       14.71%          8.94%         0.59%
1982         21.41%       43.79%       10.54%          .387%        28.19%
1983         22.51%        4.70%        8.80%          3.80%        12.64%
1984          6.27%       16.39%        9.85%          3.95%        11.03%
1985         32.16%       30.90%        7.72%          3.77%        26.77%
1986         18.47%       19.85%        6.16%          1.13%        16.56%
1987          5.23%       -0.27%        5.46%          4.41%         3.08%
1988         16.81%       10.70%        6.35%          4.42%        12.28%
1989         31.49%       16.23%        8.37%          4.65%        20.76%
1990         -3.17%        6.87%        7.52%          6.11%         2.98%
1991         30.55%       19.79%        5.88%          3.06%        21.31%

                                                                  MIXED
YEAR          STOCKS        BONDS     T-BILLS     INFLATION     PORTFOLIO
----         -------        -----     -------    ----------     ---------
1992             7.67%       9.39%       3.51%         2.90%        7.53%
1993            10.06%      13.17%       2.89%         2.75%        9.84%
1994             1.31%      -5.76%       3.90%         2.67%       -1.00%
1995            37.40%      27.20%       5.60%         2.70%       26.90%
1996            23.10%       1.40%       5.20%         3.30%       10.84%

*Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

         The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

  Investment     Annual                 Total                Total
  Period         Contribution           Contribution         Saved
  ------         ------------           ------------         -----
  30 Years          $1,979                 $59,370           $200,000
  25 Years          $2,955                 $73,875           $200,000
  20 Years          $4,559                 $91,180           $200,000
  15 Years          $7,438                $111,570           $200,000
  10 Years         $13,529                $135,290           $200,000

This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

         The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

                           % of Income for Individuals
                           Aged 65 Years and Older in 1990*

                           Social Security
  Year                     and Pension Plans              Other

  1990                            38%                      62%

          * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income.
Source: Social Security Administration.

         Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

         From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

         Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

         The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares As of June 16, 1997, the following persons owned of record or beneficially 5% or more of the shares of the indicated classes of the following Funds:


                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Money Market Fund

Institutional
Pacific Mutual as Trustee for                                8,614,299.320                         21.32%
California Hardware Company
700 Newport Center Drive
Newport Beach, California  92660

Marin Community Foundation                                   7,639,689.350                         18.91%
17 East Sir Francis Drake Blvd., Suite 200
Larkspur, California  94939

California Community Foundation                              5,370,522.830                         13.29%
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Trap Rock Industries                                         5,281,881.310                         13.07%
P.O. Box 419
Kingston, New Jersey  08528

Charles Schwab & Co., Inc.**                                 3,495,249.000                          8.65%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Columbus Circle Trust Company - SV                           2,117,336.940                          5.24%
1 Station Place Metro Center
Stamford, Connecticut  06902

Administrative
IFTC as Trustee for                                             11,902.380                         55.72%*
Godwins 401(k)
127 West 10th Street, 11th Floor
Kansas City, Missouri  64105-1716




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Money Market Fund

Lincoln Trust Company as Trustee for                             9,457.890                         44.28%*
Vickers Hansen PSP
P.O. Box 5831
Denver, Colorado  80217

Class A
JC Bradford & Co. Cust. FBO                                  8,530,080.970                        28.82%*
RCIP Limited Partners I
330 Commerce Street
Nashville, Tennessee  37201-1899

JC Bradford & Co. Cust. FBO                                  3,303,260.280                        11.16%
DCIP Limited Partners I
330 Commerce Street
Nashville, Tennessee  37201-1899

RPSS TR Rollover IRA FBO                                     1,875,690.150                         6.33%
James J. Maguire
42 Western Drive
Short Hills, New Jersey  07078-1910

Class B
Raymond James & Associates, Inc.                               192,746.400                         6.80%
Claire L. Tinsley Grantor
Rev TR U/A Dated 5/6/91
325 Kieffer Avenue
Mount Carmel, Illinois  62863-2832

Rauscher Pierce REFSNES FBO                                    152,686.220                         5.39%
Garth E. Carrier
2548 Elk Grove Road
Solvang, California  93463

Everen Clearing Corporation                                    151,274.290                         5.34%
William L. Spangler &
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Money Market Fund

Class C
W.D. Jennett, C. Cooper & T.J. Viola                         9,777,407.370                         16.41%
Gilbert Kelly Crowley Jennett Retirement Trust
1200 Wilshire Boulevard, Suite 5
Los Angeles, California  90017-1908

Short-Term Fund

Institutional
Charles Schwab & Co., Inc.**                                 2,850,686.526                        16.68%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Hawaii Carpenters Health & Welfare                           1,112,993.858                         6.51%
615 Pilkoi Street
Honolulu, Hawaii  96814

Dennison University                                          1,080,735.250                         6.32%
P.O. Box F
Granville, Ohio  43023

Trustees of Columbia University                              1,010,854.130                         5.91%
   in the City of New York
Office of Investments
475 Riverside Drive, Suite 401
New York, New York  10115

Administrative
Northwestern Trust                                              64,936.279                        56.86%*
1201 Third Avenue
Seattle, Washington  98101

Frost National Bank as Trustee for                              49,265.956                        43.14%*
Lau & Co.
100 West Houston
San Antonio, Texas  78296




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Short-Term Fund

Class A
PaineWebber FBO                                                217,022.835                         36.62%*
Louise Obici Memorial Hospital
Attn:  William A. Carpenter
1900 North Main Street
P.O. Box 1100
Suffolk, Virginia  23434-4345

PaineWebber FBO                                                178,446.403                         30.11%*
Adventist Healthcare, Inc.
Dan Bowen
1801 Research Boulevard, Suite 300
Rockville, Maryland  20850-3152

PaineWebber FBO                                                 94,380.843                         15.92%
PaineWebber CDN FBO
H. Carrol Mackin
P.O. Box 3321
Weehawken, New Jersey  07087-8154

Class B
Smith Barney, Inc.                                              10,629.181                         26.67%*
388 Greenwich Street
New York, New York  10013

Smith Barney, Inc.                                               6,260.257                         15.71%
388 Greenwich Street
New York, New York  10013

Prudential Securities, Inc, FBO                                  4,996.017                         12.53%
Michael J. Byrne
Angela J. Byrne Co-Trustees
18 Tanglewood Lane
Basking Ridge, New Jersey  07920-1219

MLPF&S for the sole benefit of its Customers                     2,964.000                          7.43%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Short-Term Fund

PaineWebber FBO                                                  2,683.394                          6.73%
PaineWebber CDN FBO
Ann R. Klimchak
P.O. Box 3321
Weehawken, New Jersey  07087-8154

RPSS Cust 403-B Plan                                             2,275.918                          5.71%
Prior 403B Plan Participant FBO
Joan H. Jones
115 Lone Lane
Allentown, Pennsylvania  18104-9538

RPSS Cust 403-B Plan                                             2,109.280                          5.29%
Prior 403B Plan Participant FBO
Lois De Bellis
2305 5th Street
Bethlehem, Pennsylvania  18017-4445

Class C
MLPF&S For the sole benefit of its Customers                    59,311.870                         22.64%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Prudential Securities, Inc. FBO                                 25,111.055                          9.58%
Oakwood Orthopaedic Clinic PA
Drs. Manning & Evins Trustees
13 Edgewood Drive
Greenville, South Carolina  29605-4235

American Council on Education                                   23,789.949                          9.08%
1 One Dupont Circle NW, Suite 8
Washington, D.C.  20036-1110

Prudential Securities, Inc. FBO                                 16,568.067                          6.32%
Ted N. Grady
P.O. Box 967
Clemson, South Carolina  29633-0967




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Low Duration Fund

Institutional
Charles Schwab & Co., Inc.**                                26,369,707.461                         9.51%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
FIIOC as Agent for                                           1,727,670.296                        67.00%*
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

New York Life Trust Company                                    269,310.235                        10.44%
51 Madison Avenue, Room 117A
New York, New York  10010

Frost National Bank as Trustee for                             271,231.039                        10.52%
Lau & Co.
100 West Houston
San Antonio, Texas  78296

First Interstate Bank as Trustee for                           161,601.492                         6.27%
Choicemaster
P.O. Box 9800
Calabasas, California  91302

Class A
Richard J. Steinhelper TR                                    3,652,288.769                         58.87%*
Michigan Tooling Association
Benefit Plans Investment Trust
28237 Orchard Lake Road
P.O. Box 9151
Farmington Hills, Michigan  48333-9151

MLPF&S For the sole benefit of its Customers                   629,617.622                         10.14%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Low Duration Fund

PaineWebber FBO                                                446,183.685                          7.19%
Adventist Healthcare, Inc.
Dan Bowen
1801 Research Boulevard, Suite 300
Rockville, Maryland  20850-3152

Class B
MLPF&S for the sole benefit of its Customers                   104,122.572                         16.02%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
MLPF&S for the sole benefit of its Customers                 1,436,695.297                         25.36%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Low Duration Fund II

Institutional
Sprint Corporation                                          15,746,853.990                        43.67%*
2330 Shawnee Mission Parkway
Westwood, Kansas  66205

Salt River Project                                           2,605,798.930                         7.23%
P.O. Box 52025
Phoenix, Arizona  85072

Health Cleveland                                             2,330,198.274                         6.46%
18101 Lorain Avenue
Cleveland, Ohio  44111

University of Illinois Foundation                            2,072,676.862                         5.75%
1305 West Green Street
Urbana, Illinois  61801




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Low Duration Fund III

Institutional
Sisters of St. Joseph                                          688,248.544                        57.31%*
P.O. Box 34
3427 Gull Road
Nazareth, Michigan  49074

St. John Hospital and Medical Center                           512,713.334                        42.69%*
22101 Moross Road
Detroit, Michigan  48236

Moderate Duration Fund

Institutional
NBD Bank as Trustee for                                      1,367,078.732                        33.89%*
St. John Hospital of Detroit
P.O. Box 771072
Detroit, Michigan  48277-1072

Columbus Circle Trust Company - SV                             845,789.862                        20.97%
1 Station Place Metro Center
Stamford, Connecticut  06902

The Florida Bar                                                649,559.145                        16.10%
650 Apalache Parkway
Tallahassee, Florida  32399-2300

Fabco Co.                                                      537,333.683                        13.32%
P.O. Box 105870
Attn:  CTR #3144
Atlanta, Georgia  30348-5870

Rhode Island Interlocal Risk Management                        511,286.243                        12.68%
   Trust, Inc.
501 Wampanoag Trial
East Providence, Rhode Island  02915





                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

High Yield Fund

Institutional
Charles Schwab & Co., Inc. **                               11,183,877.236                        16.32%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
FIIOC as Agent for                                             695,501.301                        64.70%*
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Northwestern Trust and Investors Advisory Co.                  163,963.201                        15.25%
1201 Third Avenue, Suite 2010
Seattle, Washington  98101

Siefker Charitable Remainder Unitrust                          158,496.697                        14.74%
1106 Richman Knoll
Fullerton, California  92635

Class A
MLPF&S for the sole benefit of its Customers                   550,288.743                         16.87%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Fifth Third Bank Trust FBO                                     193,521.330                          5.93%
Cleveland Glass & Glazing
P.O. Box 630074
Cincinnati, Ohio  45263

Central Fidelity National Bank Cust. FBO                       186,064.519                          5.70%
OBICI Foundation
P.O. Box 27602

Class B
MLPF&S for the sole benefit of its Customers                 2,471,258.985                         37.27%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

High Yield Fund

Class C
MLPF&S for the sole benefit of its Customers                 2,858,788.461                         14.71%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Total Return Fund

Institutional
Charles Schwab & Co., Inc.**                                68,903,029.931                         5.36%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative
FIIOC as Agent for                                           3,850,714.355                        23.00%
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

American Express Institutional Services                      2,403,764.523                        14.36%
P.O. Box 489
Minneapolis, Minnesota  55440-0489

The Bank of New York as Trustee for                          1,419,607.353                         8.48%
Melville Corporation
1 Wall Street, 7th Floor MT/MC
New York, New York  10286

University of South Dakota Foundation                        1,391,753.132                         8.31%
414 East Clark
Alumni Foundation Center
Vermillion, South Dakota  57069

Class A
MLPF&S for the sole benefit of its Customers                 6,331,274.000                         35.13%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Total Return Fund

Central Fidelity National Bank Cust. FBO                     1,927,800.592                         10.69%
OBICI Foundation, Inc.
P.O. Box 27602
Richmond, Virginia  23261-7602

Class B
MLPF&S for the sole benefit of its Customers                 3,209,461.000                         39.27%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
MLPF&S for the sole benefit of its Customers                 7,214,123.145                         23.13%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Total Return Fund II

Institutional
Pacific Mutual as Trustee for                               11,499,647.862                        23.30%
City of Fort Worth
700 Newport Center Drive
Newport Beach, California  92660

Pacific Mutual as Trustee for                                7,832,530.309                        15.87%
Carpenters Trust of Western Washington
700 Newport Center Drive
Newport Beach, California  92660

Arco                                                         4,106,044.082                         8.32%
c/o State Street Bank
One Enterprise Drive
North Quincy, Massachusetts  02171

Pacific Mutual as Trustee for                                2,834,104.691                         5.74%
CMTA-GMPP & Allied Workers Pension
700 Newport Center Drive
Newport Beach, California  92660




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Total Return Fund II

GMP & Employers                                              2,721,835.468                         5.52%
c/o Smith Barney
312 Walnut Street, Suite 1700
Cincinnati, Ohio  45202

Pacific Mutual as Trustee for                                2,566,026.498                           5.20%
Carpenters District Council of Houston
700 Newport Center Drive
Newport Beach, California  92660

Administrative
Eastern Illinois University Foundation                         484,013.291                        69.14%*
600 Lincoln Avenue
Charleston, Illinois  61920

American Express Trust Company                                 153,569.428                        21.94%
1200 Northstar West
P.O. Box 534
Minneapolis, Minnesota  55440-0534

Godwins 401(k)                                                  51,420.400                         7.34%
c/o IFTC
127 West 10th Street
Kansas City, Missouri  64105-1708

Total Return Fund III

Institutional
The Roman Catholic Archbishop of Los Angeles                 7,974,158.754                        36.46%*
3424 Wilshire Boulevard
Los Angeles, California  90010-2241

Holy Cross                                                   3,294,588.322                        15.06%
St. Mary's Lourdes Hall
Notre Dame, Indiana  46556




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Total Return Fund III

Diocese of Orange                                            2,775,559.186                        12.69%
2811 East Villa Road
Orange, California  92667

Catholic Diocese of Wilmington                               1,728,634.579                         7.90%
P.O. Box 2030
Wilmington, Delaware  19899

Society of Mount Carmel                                      1,413,366.855                         6.46%
1317 Frontage Road
Darien, Illinois  60561

Mount St. Mary's College                                     1,222,935.744                         5.59%
12001 Chalon Road
Los Angeles, California  90049-1599

Administrative
Dubuque Bank and Trust Company                                  12,607.404                       100.00%*
P.O. Box 747
Dubuque, Iowa  52004-0747

Long-Term U.S. Government Fund

Institutional
Tice & Co.                                                   1,003,659.750                        30.59%*
c/o Manufacturers and Traders Trust Company
P.O. Box 1377
Buffalo, New York  14240

Wendel & Co.                                                   949,764.378                        28.95%*
P.O. Box 1066
New York, New York  10268

Charles Schwab & Co. Inc. **                                   330,831.507                        10.08%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Long-Term U.S. Government Fund

The J. Paul Getty Trust                                        281,794.457                         8.59%
401 Wilshire Blvd., Suite 900
Santa Monica, California  90401

Class A
PaineWebber FBO                                                 58,922.943                         30.79%*
Lokahi Pacific Investment Account
840 Alua Street #203
Wailuku, Hawaii  96793-1482

MLPF&S for the sole benefit of its Customers                    26,013.000                         13.59%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                                 19,895.342                         10.39%
Lokahi Pacific RDLF
840 Alua Street #203
Wailuku, Hawaii  96793-1442

PIIAI Reserve Account                                           15,410.820                          8.05%
2205 West Wabash #206
Springfield, Illinois  62704

Joseph R. White                                                 10,576.330                          5.52%
P.O. Box 572
Waltham, Massachusetts  02254-0572

Piper Jaffray as Cust. FBO                                      10,547.077                          5.51%
Mark E. Gilbert
222 South 9th Street
Minneapolis, Minnesota  55402

PaineWebber FBO                                                 10,101.010                          5.27%
Beti Suetsugu
201b Paiko Drive
Honolulu, Hawaii  96821-23590




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Long-Term U.S. Government Fund

Class B
MLPF&S for the sole benefit of its Customers                    33,908.000                         30.64%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

RPSS TR IRA FBO                                                 13,071.989                         11.81%
Arris M. Johnson
2714 Hillcrest Drive
Hays, Kansas  67601-1714

Prudential Securities, Inc. FBO                                 10,297.734                          9.30%
Mr. Michael Walters Trustee FBO
Angela M. Ktzinger Trustee
11665 Avena Place, Suite 203
San Diego, California  92128-2428

PaineWebber FBO                                                  5,687.118                          5.13%
PaineWebber CDN FBO
Jacalyn J. Ziehm
P.O. Box 3321
Weehawken, New Jersey  07087-8154

Class C
MLPF&S for the sole benefit of its Customers                    31,213.000                         37.75%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

RPSS TR Rollover IRA FBO                                         6,375.581                          7.71%
Sydney E. Dyer
619 East Olive Avenue, Apt H
Burbank, California  91501-2193

Real Return Bond Fund

Institutional
Pacific Investment Management Company                          508,606.716                        88.65%*
840 Newport Center Drive, Suite 360
Newport Beach, California  92660




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Real Return Bond Fund

Chris P. Dialynas                                               50,860.672                         8.86%
840 Newport Center Drive, Suite 360
Newport Beach, California  92660

Class A
PaineWebber FBO                                                 18,350.360                         45.49%*
PaineWebber CDN FBO
Raymond L. Penniman
P.O. Box 3321
Weehawken, New Jersey  07087-8154

PaineWebber FBO                                                 12,964.924                         32.14%*
PaineWebber CDN FBO
Raymond L. Penniman
P.O. Box 3321
Weehawken, New Jersey  07087-8154

NFSC/FMTC IRA Rollover FBO                                       5,044.896                         12.50%
Jeanette Mazzer
303 East 57th Street
New York, New York  10022

Class B
MLPF&S for the sole benefit of its Customers                    52,893.000                         53.01%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Mitchell H. Katz MD TR                                           8,121.568                          8.13%
Mitchell H. Katz MD TR MPP
10 Purple Sage
Irvine, California  92612-3706

Peter J. Lafolley & Ivy Lafolley                                 7,174.274                          7.19%
JT TEN WROS NOT TC
2276 Allegheny Way
San Mateo, California  94402-4003




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Real Return Bond Fund

Prudential Securities, Inc. FBO                                  5,039.375                          5.05%
National Middle School Association
Short Term Reserve
2600 Corporate Exchange Drive, Suite 370
Columbus, Ohio  43231-1663

Class C
Thomas J. Derbes MD Trustee                                     26,472.118                         41.77%*
Neurology Associates PSP FBO
Thomas J. Derbes MD
2302 North Harbour Drive
Lynn Haven, Florida  32444

PaineWebber FBO                                                  9,139.382                         14.42%
Larry L. Kelly Trustee
Larry L. Kelly Rev Trust
3439 East Roma
Phoenix, Arizona  85018-3921

DLJ Securities Corporation, Inc.                                 6,071.489                          9.58%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

DLJ Securities Corporation, Inc.                                 5,752.695                          9.07%
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Irene M. Leatart                                                 5,047.527                          7.96%
24501 Via Mar Monte Apt. 79
Carmel, California  93923-9429

Foreign Fund

Institutional
Charles Schwab & Co., Inc.**                                10,893,349.068                        45.93%*
The Schwab Building
101 Montgomery Street
San Francisco, California  94104




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Foreign Fund

Donaldson, Lufkin & Jennrette**                              5,878,228.415                        24.78%*
1 Pershing Plaza
Post Office Box 2052
Jersey City, New Jersey  07399

Mac & Co.                                                    1,961,003.629                         8.27%
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Administrative
National Financial Services Corporation                         15,758.901                       100.00%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Class A
PaineWebber FBO                                                 13,399.381                          7.74%
Society of St. Charles Villa Rosa Home
Attn: Rev. Carmelo Negro
3800 Lottsford-Vista Road
Mitchellville, Maryland  20721-4018

MLPF&S for the sole benefit of its Customers                    10,008.000                          5.78%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

The Area Fund of Dutchess Company                                9,523.810                          5.50%
9 Vassar Street
Poughkeepsie, New York  12601-3022

PaineWebber FBO                                                  9,436.812                          5.45%
Society of St. Charles Provincial Account (Ret)
Attn: Rev. Dominic Rodighiero
27 Carmine Street
New York, New York  10014-4423

Class B
MLPF&S for the sole benefit of its Customers                    50,001.000                         16.31%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Foreign Fund

Class C
MLPF&S for the sole benefit of its Customers                    86,802.438                         16.50%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Global Fund

Institutional
Walker Art Center                                            2,744,094.776                        11.91%
Vineland Place
Minneapolis, Minnesota  55403

Georgetown University                                        2,697,248.543                        11.71%
3600 M Street, N.W.
Washington, DC  20007

University of Denver (Colorado Seminary)                     1,917,198.557                         8.32%
2199 South University Boulevard
Denver, Colorado  80208

Charles Schwab & Co., Inc. **                                1,480,572.327                         6.43%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Sunkist Master Trust                                         1,384,472.364                         6.01%
14130 Riverside Drive
Sherman Oaks, California  91423

Chase Manhattan Bank as Trustee for                          1,290,791.607                         5.60%
Redland North America Retirement Plan
770 Broadway, 10th Floor
New York, New York  10003-9598

Administrative
Stocktontrust Nominee Partnership                              961,872.435                        98.34%*
c/o Stockton Trust, Inc
3001 East Camelback Road, Suite 100
Phoenix, Arizona  85016




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

Global Bond Fund II

Class A
Pacific Financial Asset Management Corporation                 314,035.118                         29.42%*
700 Newport Center Drive
Newport Beach, California  92660-6307

Central Fidelity National Bank FBO                             187,837.655                         17.60%
OBICI Foundation
P.O. Box 27602
Richmond, Virginia  23261-7602

Wilmington Trust TR
Chesapeake General Hospital Retirement Plan                    168,042.113                         15.74%
1100 North Market Street
Wilmington, Delaware  19801-1246

Class B
MLPF&S for the sole benefit of its Customers                   148,406.000                         39.56%*
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Class C
MLPF&S for the sole benefit of its Customers                    95,587.000                         19.15%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

International Fund

Institutional
State Universities Retirement System                         5,169,925.638                         5.22%
P.O. Box 2710, Station A
Champaign, Illinois  61825-2710

StocksPLUS Fund

Institutional
Charles Schwab & Co., Inc.**                                 3,390,937.102                        13.72%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104




                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

StocksPLUS Fund

First Trust National Association as Trustee for              2,204,736.456                         8.92%
St. Benedict Retirement Plan Trust
P.O. Box 64010
St. Paul, Minnesota  55164-0010

Iowa Methodist                                               1,913,661.645                         7.74%
1200 Pleasant Street
Des Moines, Iowa  50309

Boatmen's Trust Company                                      1,629,064.710                         6.59%
P.O. Box 14737
St. Louis, Missouri  63178-4737

Administrative
New York Life Trust Company                                     50,019.245                        72.95%*
51 Madison Avenue, Room 117A
New York, New York  10010

National Financial Services Corporation                         18,547.949                        27.05%*
1 World Financial Center
200 Liberty Street
New York, New York  10281

Class  A
FTC & Co.                                                      281,043.137                         19.92%
P.O. Box 173736
Denver, Colorado  80217-3736

MLPF&S for the sole benefit of its Customers                   142,599.052                         10.10%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

Dain Bosworth, Inc. FBO                                         76,233.925                          5.40%
Washington Law School Foundation
1100 NE Campus Parkway
Seattle, Washington  98105

Class B
MLPF&S for the sole benefit of its Customers                   295,623.000                         16.17%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

                                                                 Shares                        Percentage of
                                                               Beneficially                     Outstanding
Fund                                                             Owned                         Shares Owned

StocksPLUS Fund

Class C
MLPF&S for the sole benefit of its Customers                   208,069.663                          8.47%
4800 Deer Lake Drive East, Floor 3
Jacksonville, Florida  32246-6484

PaineWebber FBO                                                124,647.604                          5.07%
William H. Rubenstein Cons.
for Isabel Rubenstein & Rubenstein - Promise Acct
427 Portland Avenue
Saint Paul, Minnesota  55102-2214

Strategic Balanced Fund

Institutional
Pacific Financial Asset                                      1,000,000.000                        95.44%*
   Management Corporation
700 Newport Center Drive
Newport Beach, California  92660

         *Entity owned 25% or more of the outstanding shares of beneficial interest of the class of shares, and therefore may be presumed to "control" the class of shares, as that term is defined in the 1940 Act.

         **Shares are held only as nominee.
_______________

The Reorganization of the PIMCO Money Market and Total Return II Funds

         On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

         On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to that date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Code of Ethics

         The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

Custodian, Transfer Agent and Dividend Disbursing Agent

         Investors Fiduciary Trust Company ("IFTC") 127 West 10th Street, Kansas City, Missouri 64105 serves as custodian for assets of all Funds, and also serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217 serves as transfer agent and dividend disbursing agent for the Class A, Class B and Class C shares of the Funds. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

         Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

         Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information. Prior to October 1, 1996, Coopers & Lybrand LLP served as independent accountants for the PIMCO Global Bond Fund II. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

Counsel

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

         This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements


         Financial statements for the Trust as of March 31, 1997 for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon dated May 22, 1997 (May 27, 1997 for the PIMCO International Bond
Fund), are incorporated by reference from the Trust's 1997 Annual Report. A copy of the Annual Report delivered with this Statement of Additional Information should be retained for future reference.